                               NOTE
                               ----
$500,000.00                                             Albuquerque, New Mexico
                                                              September 9, 1996

     FOR VALUE RECEIVED, SEPTIMA ENTERPRISES, INC., a Colorado corporation, hereinafter called the "Undersigned", promises to pay to the order of SPARK MANAGEMENT CORPORATION, a Pennsylvania corporation, hereinafter called "Lender", its successors and assigns, in lawful money of the United States of America, the principal sum of FIVE HUNDRED THOUSAND and 00/100 ($500,000.00) DOLLARS or such lesser amount as may be outstanding, together with interest at the rate of ten (10%) percent per annum, payable as follows:

           Interest only at the rate of ten (10%) percent per annum upon the unpaid principal balance, payable annually on the 1st day of September, 1997, and upon the 1st day of September each and every year thereafter until the 1st day of September, 2000, when the entire balance owing shall become due and payable, with the privilege to the Undersigned of making any payments upon the unpaid principal balance or of paying the entire balance owing at any time, without penalty. Any such prepayments shall not postpone the due date of any subsequent installments or change the amount of such installments unless the Lender shall otherwise agree in writing. Provided further, that in the event of default as defined in the Loan Agreement as of even date herewith, all sums due hereunder will immediately become due and payable at Lender's option.

           The Undersigned empowers any attorney of any court of record within the United States of America, or elsewhere, after default, and after adequate notice to the undersigned of all proceedings to appear for the Undersigned, and after one or more declarations filed, confess judgement against the Undersigned as of any term, for the above sum with costs of suit and attorney's commission of ten percent (10%) for collection and releases of all errors, and without stay of execution and inquisition and extension upon any levy on real estate is hereby waived, and condemnation agreed to and the exemption of personal property from levy and sale on any execution herein is also hereby expressly waived, and no benefit of exemption be claimed under and by virtue of any exemption under law now in force or which may be hereafter passed.

                                         SEPTIMA ENTERPRISES, INC.

                                         By: /s/ R. Edwin Morgan
                                            ------------------------------------
                                            Name: R. Edwin Morgan
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------

                                         Notary: Lillian G. Werntz
                                         Commission Expires: July 23, 1997

                              SECURITY AGREEMENT

     This SECURITY AGREEMENT ("the Agreement") is given this 9th day of September, 1996, by SEPTIMA ENTERPRISES, INC., a Colorado corporation ("Debtor") in favor of SPARK MANAGEMENT CORPORATION, a Pennsylvania corporation ("Lender").

                            Preliminary Statements
                            ----------------------

     Debtor and Lender have entered into a Loan Agreement dated as of the date of this Agreement (the "Loan Agreement") pursuant to which Lender has agreed to loan, in its sole judgment and discretion, up to $500,000.00 to Debtor. To secure payment and performance of all of its obligations under the Loan Agreement, Debtor has agreed to grant a continuing security interest to Lender in all of its assets and properties as described in this Agreement. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                   Agreement
                                   ---------

     In consideration of the financial accommodations provided by the Lender in favor of Debtor, Debtor hereby agrees as follows:

     1.    Security Interest.  For value received, and in consideration of
           -----------------
financial accommodations made by Lender, Debtor hereby pledges, assigns and grants to Lender a security interest in all Accounts, Inventory, Equipment, and General Intangibles (all as defined below) of Debtor, whether now owned or existing or hereafter acquired or arising, and any modifications, amendments, extensions or renewals thereof, wherever located, and all cash and non-cash proceeds thereof (the "Collateral") to secure all of Debtor's Obligations (as defined below). For the purposes hereof, the following terms shall have the following meanings in addition to any meanings ascribed to such terms by the Uniform Commercial Code in effect in the State of Florida ("UCC"):

           1.1 "Accounts" means all accounts, accounts receivable, receivables, amounts due or to become due under contracts (whether earned or to be earned by further performance), all rights to the payment for goods or services sold or leased, all rights to the payment or receipt of money or other form of consideration of any kind, guarantees, letters of credit and the rights to receive payment thereunder, tax refunds, insurance proceeds, contract rights, notes, drafts, chattel paper, instruments, documents, bills, acceptances, chooses in action, and all other debts, obligations, and liabilities in whatever form now or hereafter owing to Debtor, now existing or hereafter acquired or arising, or in which Debtor has or hereafter acquires any rights, and all cash and non-cash proceeds of the foregoing (including all returned and repossessed goods and rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation), together with all customer lists, books and records, ledger and account cards, computer tapes, computer software, disks, printouts and records, whether now existing or hereafter created, relating to Accounts. "Account Debtor" means the person obligated to pay an

Account (whether comprised of an account, instrument, document, chattel paper, general intangible, or otherwise).

           1.2 "Inventory" means any and all goods held for sale or lease or furnished under contract for service, or being processed for sale or lease or furnishing under contract for service whether now owned or hereafter acquired by Debtor, or in which Debtor has or hereafter acquires any rights, wherever located, and whether or not in Debtor's possession or held by others for Debtor's account, including without limitation parts, products, wares, materials, piece goods, raw materials, work in process, finished merchandise, and supplies, goods, incidentals, office supplies, packaging materials and items of every nature and description which might be used or consumed in the manufacture, packing, shipping, advertising, selling, leasing or furnishing of finished goods, or otherwise used or consumed in Debtor's business, all finished goods and other tangible property now owned or hereafter acquired (including acquisitions by return, repossession, or otherwise) and held for sale or lease or furnished under contracts for service or used or consumed in Debtor's business, supplies customarily classified as inventory, all returned or repossessed goods, all products of and accessions to Inventory and all documents (including documents of title under the UCC) covering Inventory, and all cash and non-cash proceeds of the foregoing (including insurance proceeds).

           1.3 "Equipment" means all goods of Debtor other than Inventory, including; without limitation, all equipment, machinery, furniture, furnishings, fixtures, whether now owned or hereafter acquired, or in which Debtor has or hereafter acquires any rights, wherever located, including without limitation supplies customarily classified as equipment, trade fixtures and all other tangible personal property utilized in the conduct of Debtor's business (regardless of whether the same is subject to Article 9 of the UCC or whether the same constitutes a "fixture"), parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings and accessories related thereto, all replacements or substitutions therefor, and improvements, accessories and appurtenances thereto, and all cash and non-cash proceeds of the foregoing (including insurance proceeds), including motor vehicles.

           1.4 "General Intangibles" means all "general intangibles" as that terms is defined in the UCC, regardless of whether also included in other types of Collateral or constituting proceeds of other Collateral, whether now owned or hereafter acquired or arising, or in which Debtor now has or hereafter acquires any rights, including without limitation all causes of action, corporate or business records, goodwill, inventions, designs, patents, patent applications, copyrights, copyright applications, trademarks, service marks, trade names, trademark and service mark registrations and applications, and including all income, royalties, damages and payments with respect thereto (including without limitation damages for past or future infringements thereof and the right to sue or otherwise recover for any present or future infringements thereof, together in each case with the goodwill of the business connected with and symbolized by such trademark or service mark) (such patents, copyrights, trademarks, service marks, trade names, and related intangibles collectively, the "Intellectual Property Collateral"), licenses, permits, franchises, customer and subscriber lists, computer programs, computer software, partnership interests, claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, rights to indemnification and all other intangible personal property of every kind and nature other than Accounts.

     2.    Obligations Secured. The term "Obligation" or "Obligations" as used
           -------------------
herein shall include, without limitation, all liabilities and obligations of Debtor to Lender arising under or relating to this Agreement, the Loan Agreement or any other loan document, however and whenever incurred or evidenced, whether primary, secondary, direct, indirectly incurred in connection with enforcing or collecting any of the Obligations or Lender's rights under the Obligations, absolute, contingent, sole, joint or several, arising prior to the date hereof or in connection herewith, or which may be hereafter contracted or acquired, or incurred directly or indirectly in respect thereof, and all extensions or renewals thereof and all sums payable under or by virtue thereof, including, without limitation, all amounts of principal and interest and all expenses incurred or paid by Lender in enforcing the Obligations or this Agreement or preserving any right of Lender thereunder or hereunder including, without limitation, all costs of collection and attorneys' fees and disbursements.

     3.    Representations and Warranties. Debtor represents and warrants, and
           ------------------------------
as long as any Obligations remain outstanding shall be deemed to continuously represent and warrant, to Lender that:

           3.1 Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and adverse claims whatsoever, except in respect of the security interest granted herein, and all Collateral is located at Debtor's place of business.

           3.2 No financing statement or other lien instrument covering all or any part of the Collateral is on file or of record in any public office, except as set forth on Exhibit "A" attached hereto (the "Permitted Encumbrances"), or as any be filed in connection herewith.

           3.3 To the best knowledge of Debtor: (i) the Accounts represent, and each Account arising hereafter will represent, the valid and legally enforceable indebtedness of a bona fide Account Debtor, (ii) each agreement, instrument, document or item of chattel paper evidencing an Account is in full force and effect without amendment or modification and is binding upon and enforceable against the obligor thereon in accordance with its terms and (iii) no set off, counterclaim, or defense to the Accounts exists and no agreement has been made with any person under which any deduction or discount may be claimed, except regular discounts allowed by Debtor for prompt payments or payments in cash.

           3.4 With respect to the Intellectual Property Collateral, to the best knowledge of Debtor, Debtor owns or has the right to use, and holds free from burdensome restrictions or conflicts with the rights of others, the Intellectual Property Collateral necessary to conduct its business as now conducted, and is in full compliance with the terms and conditions thereof and any agreements relating thereto.

     4.    Covenants. Debtor hereby agrees that:
           ---------

         4.1 Debtor will not, without the prior written consent of Lender, borrow from anyone except Lender on the security of the Collateral, or otherwise permit any liens, encumbrances, security interests or adverse claims to exist against or with respect to the Collateral.

         4.2 Debtor will not, without the prior written consent of Lender, assign, transfer, sell, rent or otherwise dispose of all or any part of the Collateral (other than Inventory, which may be sold only in the ordinary course of business).

         4.3 Debtor will promptly notify Lender of any change in its corporate name, the name under which it does business (if different), the location of its chief executive office or the location of the office where Debtor's books and records are kept, and of all new locations of any portion of the Collateral.

         4.4  Debtor will keep accurate and complete records of the Accounts.

         4.5 Debtor will collect and enforce payment of the Accounts in the ordinary course of business consistent with its prior business practices. Upon the occurrence of an Event of Default, Debtor will fully and promptly cooperate with and assist Lender (or any other person Lender shall designate) in the collection of the Accounts and shall follow the direction of Lender with respect thereto. Upon the occurrence of an Event of Default, any proceeds of Accounts collected by Debtor will, upon the request of Lender, be immediately delivered to Lender in the form received except for necessary endorsements to permit collection.

         4.6 Upon reasonable request of Lender, Debtor will promptly:(i) mark its records evidencing its Accounts in a manner satisfactory to Lender so as to show the same have been assigned to Lender; (ii) upon the occurrence of an Event of Default give Lender separate assignments, in form acceptable to Lender, of specific Accounts or groups of Accounts, and of monies due or to become due under specific contracts; and (iii) furnish Lender with a schedule (in such form and content as Lender may from time to time specify or require) of Debtor's Inventory and Accounts, together with such other information relating thereto as Lender may specify or require;

         4.7 Debtor will promptly pay and discharge when due all taxes, levies, assessments, license fees and other charges on the Collateral.

         4.8 Debtor will provide immediate notice to Lender of the occurrence of any event which would materially and adversely affect the value of the Collateral.

         4.9 Upon the occurrence of an Event of Default, at Lender's request, Debtor shall deliver to Lender any and all Collateral.

         4.10 Debtor will keep and maintain the Collateral in good operating condition and repair, so that the value and operating efficiency thereof shall at all times be maintained and preserved (excepting only obsolescence through normal wear and tear) and will give prompt written notice to Lender of any loss or damage to the Collateral.

     4.11 Debtor shall have and maintain with financially sound and reputable insurers, with reasonable deductibles, insurance reasonably satisfactory to the Lender covering the Collateral against loss due to fire, theft and such other risks and hazards as are customarily insured against and as required by Lender.

     4.12 Debtor will permit, and will instruct any third party having possession of or maintaining any of the Collateral to permit Lender or its nominee to inspect and examine the Collateral and check and test the same as Lender may reasonably request from time to time, all at Debtor's expense.

     4.13 Debtor will use its best efforts to defend the Collateral against the claims and demands of all persons other than Lender at any time claiming the same or any interest therein.

     4.14 Debtor authorizes Lender to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Lender in its own name or on Debtor's behalf describing the Collateral in the same or similar manner as it is described herein, and from time to time at the request of Lender, Debtor will execute one or more financing statements and such other documents (and pay the cost of recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things, all as Lender may request, to establish and maintain a valid perfected first priority security interest in the Collateral (free of all other liens and claims whatsoever except for Permitted Encumbrances), and shall deposit with Lender any certificates of title issuable with respect to the Collateral with notation thereon of the security interest of Lender hereunder.

  5. Events of Default. The following shall constitute events of default
     -----------------
("Events of Default") hereunder:

     5.1  The occurrence of any Event of Default as defined in the Loan
Agreement.

     5.2 The loss, theft, damage or destruction of any material portion of the Collateral for which there is either no insurance coverage or for which, in the reasonable opinion of Lender, there is insufficient insurance coverage.

     5.3 The making of any levy, seizure or attachment upon any of the Collateral which is material to the operation of Debtor's business and which has not been discharged, stayed, bonded or reserved for in accordance with United States generally accepted accounting principles on Debtor's balance sheets within 20 days after the imposition of such levy, seizure or attachment.

           5.4 Any representation or warranty made by Debtor in this Agreement or any report, certificate, financial statement or other information provided by or on behalf of Debtor to Lender in connection herewith that is false or misleading in any material respect.


     6.    Rights and Remedies. Lender shall have, in addition to any other
           -------------------
rights and remedies contained in this Agreement, the Loan Agreement or any other agreements, instruments or documents executed by Debtor and delivered to Lender, all the rights and remedies of a secured party under the UCC or any other applicable law in force in the State of Florida as of the date hereof, or as subsequently amended, all of which rights and remedies shall be cumulative and nonexclusive. Lender shall have the right to exercise any or all of its rights and remedies, at its option, from time to time. Without limiting the generality of the foregoing:

           6.1 Upon the occurrence of an Event of Default or any event which with notice or lapse of time or both would constitute an Event of Default, Lender, and any officer or agent of Lender, may, unless otherwise provided herein, at any time and from time to time exercise any of the following rights, and in connection therewith, is hereby constituted and appointed as true and lawful attorney-in-fact of Debtor with powers to do so:

                 6.1.1 Notify or require Debtor to notify any and all Account Debtors or other parties against which Debtor has a claim under the Collateral that such Collateral has been assigned by Debtor and that Lender has a security interest therein and, if desired by Lender, that all payments should be made to Lender;

                 6.1.2 Endorse the name of Debtor upon any instruments of payment (including payments made under any policy of insurance) that may come into the possession of Lender in full or part payment of any amount owing to Lender;

                 6.1.3 Sell, assign, demand, sue for, collect, compromise or settle payment of all or any part of the Collateral in the name of Debtor or in its own name, or make any other disposition of the Collateral or any part thereof, which disposition may be for cash, credit or any combination thereof, or make exchanges, substitutions, surrenders or discharges of any of the Collateral;

                 6.1.4 Purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, set off the amount of such price against the Obligations; and

                 6.1.5  Do all things necessary to carry out this Agreement.

           Debtor hereby grants to Lender, as the attorney-in-fact of Debtor, full power of substitution and full power to do any and all things necessary to be done in and about the premises as fully and effectually as Debtor might or could do but for this appointment, and hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
Neither Lender nor its agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact, except for its gross negligence or willful misconduct. This power of attorney is coupled with an interest and shall be irrevocable until the Obligations have been paid in full and all commitments to lend have been terminated.

           6.2 Upon the occurrence of an Event of Default, Lender may at any time thereafter, declare any or all Obligations to be due and payable.

           6.3 Upon the occurrence of an Event of Default, Lender may direct the disposition of the Collateral and any other collateral for the Obligations, and the enforcement of any guaranties of the Obligations, in such order or manner as Lender may in its sole discretion determine.

           6.4 Upon the occurrence of an Event of Default, Lender shall have the right to enter and remain upon the premises of Debtor, without any obligation to pay rent to Debtor or others, or any other place or places where any of the Collateral is located or kept, and; (i) remove Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire, in order to maintain, sell, collect and liquidate the Collateral; or
(ii) use such premises, together with materials, supplies, books and records of Debtor, to maintain possession of and the condition of the Collateral, and to prepare the Collateral for sale, liquidation or collection.

           6.5 Upon the occurrence of an Event of Default, Lender may require Debtor, at Debtor's expense, to assemble the Collateral and make it available to Lender at a place to be designated by Lender.

     7.    Setoff. Debtor hereby grants to Lender a continuing lien and security
           ------
interest for the Obligations upon any and all monies, securities and other property of Debtor, and the proceeds thereof, now or hereafter held or received by or coming into the possession of Lender. Upon the occurrence of an Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Debtor, to set off, appropriate and apply any or all items hereinabove referred to against the Obligations, pursuant to such continuing lien.

     8.    Costs and Expenses. Debtor shall pay or reimburse Lender for all of
           ------------------
its reasonable costs and expenses incurred in connection with the perfection of the security interest granted herein, any costs and expenses incurred by Lender upon an Event of Default or an event which with notice or the passage of time would constitute an Event of Default, and any costs and expenses incurred in the collection, enforcement or preservation of any rights under this Agreement, including without limitation, the reasonable fees and disbursements of counsel for Lender, including attorneys' fees and expenses at all tribunal levels.

     9.    Miscellaneous.
           -------------

           9.1 Lender shall have no duty with respect to the collection or protection of the Collateral or the proceeds thereof, nor with respect to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of any Collateral in the possession of Lender. Debtor shall take all steps necessary to preserve rights against prior parties with respect to any of Debtor's property in the possession of Lender. Without limiting the generality of the foregoing, Debtor releases Lender from all claims for loss or damage caused by any failure to collect any Account or by any act or omission on the part of Lender, its officers, agents and employees, except willful misconduct or gross negligence.

           9.2 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

           9.3 In the event that any one or more of the provisions of this Agreement is determined to be invalid, illegal or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties and the validity, legality and enforceability thereof shall not be affected or impaired thereby.

           9.4 No delay or omission by Lender in exercising any right or remedy under this Agreement or otherwise afforded by law or equity shall operate as a waiver of that right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy.

           9.5 All rights and remedies of Lender hereunder, under the Loan Agreement and under any other loan documents are cumulative, and are not exclusive of any rights or remedies provided by law or in equity, may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

           9.6 This Agreement may not be modified or amended nor shall any provision hereof be waived except by a written instrument signed by the party against whom such action is sought to be enforced.

           9.7 This Agreement shall be binding upon and inure to the benefit of Lender, its successors and assigns, and shall be binding upon Debtor and its respective heirs, legal representatives, successors and assigns; provided, however, that no rights or obligations of Debtor hereunder may be assigned without the prior written consent of Lender.

     IN WITNESS WHEREOF, the undersigned has duly executed this Agreement through its authorized officers as of the date first written above.

WITNESSES:                             SEPTIMA ENTERPRISES, INC.


[SIGNATURE APPEARS HERE]               By: /s/ R. Edwin Morgan
---------------------------------         ---------------------------------
                                           R. Edwin Morgan
Commission Expires July 23, 1997           President
---------------------------------